DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS
The Company utilizes certain derivative financial instruments. Stand-alone derivative financial instruments such as interest rate swaps, are used to economically hedge interest rate risk related to the Company’s liabilities. These derivative instruments involve both credit and market risk. The notional amounts are amounts on which calculations, payments, and the value of the derivative are based. Notional amounts do not represent direct credit exposures. Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any. Such difference, which represents the fair value of the derivative instruments, is reflected on the Company’s consolidated balance sheet in other liabilities.
The Company is exposed to credit related losses in the event of nonperformance by the counterparties to those agreements. The Company controls the credit risk of its financial contracts through credit approvals, limits and monitoring procedures, and does not expect any counterparties to fail their obligations.
The Company entered into interest rate swaps to receive payments at a fixed rate in exchange for paying a floating rate on the debentures discussed in Note 10. Management believes that entering into the interest rate swaps exposed the Company to variability in their fair value due to changes in the level of interest rates. It is the Company’s objective to hedge the change in fair value of floating rate debentures at coverage levels that are appropriate, given anticipated or existing interest rate levels and other market considerations, as well as the relationship of change in this liability to other liabilities of the Company. To meet this objective, the Company utilizes interest rate swaps as an asset/liability management strategy to hedge the change in value of the cash flows due to changes in expected interest rate assumptions.
Interest rate swaps with notional amounts totaling $5,000 as of December 31, 2017 and 2016, were designated as cash flow hedges of the debentures and were determined to be fully effective during all periods presented. As such, no amount of ineffectiveness has been included in net income.
Therefore, the aggregate fair value of the swaps is recorded in accrued interest and other liabilities within the consolidated balance sheets with changes in fair value recorded in other comprehensive income. The amount included in accumulated other comprehensive income would be reclassified to current earnings should the hedges no longer be considered effective. The Company expects the hedges to remain fully effective during the remaining terms of the swaps.
The information pertaining to outstanding interest rate swap agreements used to hedge floating rate debentures was as follows:

December 31, 2017
Notional Amount	Pay Rate	Receive Rate	Effective Date	Maturity in Years	Unrealized Losses
$2,000	5.979%	3 month LIBOR plus 1.67%	10/1/2016	8.25	$301
$3,000	7.505%	3 month LIBOR plus 3.35%	10/30/2012	4.83	$270

December 31, 2016
Notional Amount	Pay Rate	Receive Rate	Effective Date	Maturity in Years	Unrealized Losses
$2,000	5.979%	3 month LIBOR plus 1.67%	10/1/2016	9.25	$342
$3,000	7.505%	3 month LIBOR plus 3.35%	10/30/2012	5.83	$353

Interest expense recorded on these swap transactions totaled $724, $882 and $603 during the years ended December 31, 2017, 2016 and 2015, respectively, and is reported as a component of interest expense on the debentures. At December 31, 2017, the Company expected none of the unrealized losses to be reclassified as a reduction of interest expense during the remainder of 2018.